Exhibit 99.1

Contacts:
Bill Slater	Maria Riley
Chief Financial Officer	Stapleton Communications Inc.
(408) 428-7801	(650) 470-0200
bslater@symmetricom.com	maria@stapleton.com

Symmetricom Reports Fourth Quarter and FY2006 Financial Results

SAN JOSE, Calif. — Aug. 9, 2006 — Symmetricom, Inc. (NASDAQ:SYMM), a worldwide leader in precise time and frequency products and services, today reported financial results for its fourth quarter and fiscal year ended June 30, 2006.

Fiscal fourth quarter revenue was $50.5 million, a 10.9 percent increase over the prior quarter revenue of $45.5 million and a 11.2 percent increase over revenue of $45.4 million in the fourth quarter of the previous year. For the 2006 fiscal year ended June 30, 2006, revenue was $188.2 million, compared with $189.1 million in the 2005 fiscal year ended June 30, 2005.

Net earnings in the fourth quarter were $2.0 million or $0.04 per share on a fully diluted basis, compared with a net loss of $5.2 million or a net loss of $0.11 per share on a fully diluted basis in the prior quarter and net earnings of $5.9 million or $0.12 per share on a fully diluted basis in the prior year period. In fiscal 2006, net earnings were $819,000 or $0.02 per share on a fully diluted basis, compared with net earnings of $17.9 million or $0.38 per share on a fully diluted basis for the prior fiscal year. The 2006 third quarter net loss included a $7.0 million or $0.15 per share charge for the impairment of $6.2 million in goodwill and $0.8 million in other intangibles principally related to the company’s wireless business segment purchased in connection with the Datum acquisition in October 2002, which was determined in accordance with SFAS 142 for goodwill and SFAS 144 for other intangibles. The 2005 fourth quarter net earnings included a $0.05 per share tax benefit related to the company’s operations in Puerto Rico.

Non-GAAP net earnings in the fourth quarter, which excludes certain items related to non-cash compensation, amortization of acquired intangibles, integration and restructuring charges, and unusual and non-recurring items, were $3.7 million or $0.08 per share on a fully diluted basis. This compares with non-GAAP net earnings in the prior quarter of $2.8 million or $0.06 per share on a fully diluted basis and non-GAAP net earnings of $4.2 million or $0.09 per share on a fully diluted basis in the prior year period.

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In fiscal 2006, non-GAAP net earnings were $16.0 million or $0.34 per share on a fully diluted basis, compared with $19.1 million or $0.41 per share on a fully diluted basis for the 2005 fiscal year.

Telecom Solutions Division (TSD) revenue in the quarter was $36.6 million, an increase of  $4.4 million or 13.7 percent over the prior quarter revenue of $32.2 million, and an increase of  $5.9 million or 19.4 percent over the prior year period revenue of  $30.7 million.  Fourth quarter 2006 revenue included $3.7 million from the “other revenue” component, which primarily consists of manufacturing performed for third parties. As previously stated, the company anticipates exiting this “other revenue” business in the later half of fiscal 2007; therefore, going forward this component will be reported separately from the TSD business. TSD revenue in fiscal 2006 was $129.2 million, compared with $130.3 million in the prior year.

Timing, Test & Measurement Division (TT&M) revenue in the quarter was $13.9 million, compared with $13.3 million in the prior quarter and $14.7 million in the prior year period. TT&M revenue in fiscal 2006 was $59.0 million, flat with prior fiscal year revenue of $58.8 million. During the third and fourth quarters of fiscal 2006, TT&M revenue was affected by funding delays for a number of government programs.

“Over the past year, we established our position as a technology leader, innovator and full service synchronization and timing provider for wireline, wireless and cable next-generation networks,” said Thomas Steipp, president and CEO of Symmetricom. “We reached notable milestones in our cable initiative and we made significant progress with next-generation projects among our major accounts in North America and Europe.”

Outlook for Q1 FY07

Symmetricom expects first quarter FY07 revenue to grow to a range of $49.0 million to $54.0 million. The company expects GAAP earnings to be between $0.04 and $0.08 per share on a fully diluted basis, and non-GAAP earnings to be between $0.08 and $0.12 per share on a fully diluted basis.

Investor Conference Call

As previously announced, management will hold a conference call to discuss these results today, Aug. 9, at 1:30 p.m. Pacific time. Those wishing to join should dial 415-228-4834 and reference the passcode “Symmetricom.” A live webcast of the conference call will also be available via the company’s website at www.symmetricom.com. A replay of the call will be available until Aug. 16 at 11:59 p.m. Pacific time. To access the replay, please dial 203-369-3793.

About Symmetricom, Inc.

As a worldwide leader in precise time and frequency products and services, Symmetricom provides “Perfect Timing” to customers around the world. Since 1985, the company’s solutions have helped define the world’s time and frequency standards, delivering precision, reliability and efficiency to wireline and wireless networks, instrumentation and testing applications and network time management. Deployed in more than 90 countries, the company’s synchronization solutions include primary reference sources, building integrated timing supplies (BITS), GPS timing receivers, time and frequency distribution systems, network time servers and ruggedized

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oscillators. Symmetricom also incorporates technologies including Universal Timing Interface (UTI), Network Time Protocol (NTP), Precision Time Protocol (IEEE 1588), and others supporting the world’s migration to Next-Generation-Networks (NGN). Symmetricom is based in San Jose, Calif., with offices worldwide. For more information, visit www.symmetricom.com.

Non-GAAP Information

Certain non-GAAP financial information is included in this press release. In the non-GAAP Statements of Operations, Symmetricom excludes certain items related to non-cash compensation, amortization of acquired intangibles, impairment of goodwill and other intangibles, integration and restructuring charges and unusual and non-recurring items. Symmetricom believes that excluding such items provides investors and management with a representation of the company’s core operating performance and with information useful in assessing our prospects for the future and underlying trends in Symmetricom’s operating performance. Management uses such non-GAAP information to evaluate financial results and to establish operational goals. Non-GAAP information is not determined using GAAP and should not be considered superior to or as a substitute for data prepared in accordance with GAAP. A reconciliation of the non-GAAP results to the GAAP results is provided in the “Consolidated Statements of Operations (non-GAAP)” schedule provided in the press release.

Safe Harbor

This press release contains forward-looking information within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and is subject to the safe harbor created by those sections. These forward-looking statements include statements concerning estimates of future revenue and earnings, changes in anticipated customer demand to replace legacy products, progress made in developing product for the cable industry, as well as the information regarding the usefulness of the non-GAAP financial information. Symmetricom’s actual results could differ materially from those projected or suggested in these forward-looking statements. Factors that could cause future actual results to differ materially from the results projected in or suggested by such forward-looking statements include: reduced rates of demand for telecommunication products, cable products or test and measurement products, our customers’ ability and need to upgrade existing equipment, our ability to attract cable service providers as new customers for our products, our ability to negotiate contracts with our customers, our ability to maintain gross margins, timing of orders, cancellation or delay of customer orders, loss of customers, difficulties in manufacturing products to specification or customer volume requirements, challenges in integrating businesses, customer acceptance of new products, geopolitical risks such as terrorist acts and the risk factors listed from time to time in Symmetricom’s reports filed with the Securities and Exchange Commission, including the report on Form 10-K for the year ended June 30, 2005, subsequent Form 10-Q and Form 8K’s.

Note: Financial schedules attached.

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SYMMETRICOM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three months ended		Twelve months ended
	June 30,		June 30,
	2006	2005	2006	2005

Net revenue	$50,498	$45,409	$188,211	$189,147
Cost of products and services	27,332	22,869	100,154	96,720
Amortization of purchased technology	774	969	3,622	3,899
Impairment of purchased technology	-	-	1,198	-
Integration and restructuring charges	385	-	1,154	-
Gross profit	22,007	21,571	82,083	88,528
Gross margin	43.6%	47.5%	43.6%	46.8%
Operating expenses:
Research and development	5,098	4,296	18,836	16,286
Selling, general and administrative	15,210	13,575	57,288	52,439
Impairment of goodwill	-	-	6,963	-
Amortization of intangibles	118	169	522	613
Operating income (loss)	1,581	3,531	(1,526)	19,190
Gain on Investment	-	389	-	389
Interest income	2,184	778	7,478	1,533
Interest expense	(1,239)	(422)	(4,983)	(814)
Earnings before income taxes	2,526	4,276	969	20,298
Income tax provision (benefit)	548	(1,590)	150	2,544
Net earnings from continuing operations	1,978	5,866	819	17,754
Gain from discontinued operations, net of tax	-	-	-	162
Net earnings	$1,978	$5,866	$819	$17,916

Earnings per share - basic:
Earnings from continuing operations	$0.04	$0.13	$0.02	$0.39
Gain from discontinued operations	-	-	-	-
Net earnings	$0.04	$0.13	$0.02	$0.39
Weighted average shares outstanding - basic	45,685	46,143	45,913	45,532

Earnings per share - diluted:
Earnings from continuing operations	$0.04	$0.12	$0.02	$0.38
Gain from discontinued operations	-	-	-	-
Net earnings	$0.04	$0.12	$0.02	$0.38
Weighted average shares outstanding - diluted	46,458	47,495	46,791	46,905

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SYMMETRICOM, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS  (non-GAAP)
(In thousands, except per share amounts)
(unaudited)

	Three months ended		Twelve months ended
	June 30,		June 30,
	2006	2005	2006	2005

Net revenue	$50,498	$45,409	$188,211	$189,147
Cost of products and services	27,208	22,833	99,590	96,629
Gross profit	23,290	22,576	88,621	92,518
Gross margin	46.1%	49.7%	47.1%	48.9%
Operating expenses:
Research and development	4,985	4,296	18,354	16,286
Selling, general and administrative	14,482	13,475	53,713	51,666
Amortization of intangibles	-	80	87	257
Operating income	3,823	4,725	16,467	24,309
Interest income	2,184	778	7,478	1,533
Interest expense	(1,239)	(422)	(4,983)	(814)
Earnings before income taxes	4,768	5,081	18,962	25,028
Income tax provision	1,035	848	2,939	5,978
Net earnings	$3,733	$4,233	$16,023	$19,050

Earnings per share - basic:
Net earnings	$0.08	$0.09	$0.35	$0.42
Weighted average shares outstanding - basic	45,685	46,143	45,913	45,532

Earnings per share - diluted:
Net earnings	$0.08	$0.09	$0.34	$0.41
Weighted average shares outstanding - diluted	46,458	47,495	46,791	46,905

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Notes to Consolidated Statements of Operations (000’s) Three Months ended June 30, 2006

(a)            The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the three months ended June 30, 2006, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing Standards product line, which amounted to $774;

•                  For the three months ended June 30, 2005, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, and HP Communications Synchronization Business, which amounted to $969;

•                  For the three months ended June 30, 2006, stock based compensation expense of $965 after adopting FAS123R;

•                  For the three months ended June 30, 2005, stock based compensation expense of $389 prior to adopting FAS123R;

•                  For the three months ended June 30, 2006, integration and restructuring charges related to the acquisition of Agilent Technologies’ Frequency and Timing Standards product line of  $385;

•                  For the three months ended June 30, 2006, amortization of other intangibles related to the Datum, TrueTime and Agilent Technologies’ Frequency and Timing Standards product line acquisitions of $118 (from operating expenses);

•                  For the three months ended June 30, 2005, amortization of other intangibles related to the Datum, and TrueTime acquisitions of $89 (from operating expenses);

•                  For the three months ended June 30, 2005, a reduction in selling, general and administrative expenses of $171 for bad debts due to the collection of old Datum receivables that were fully reserved;

•                  For the three months ended June 30, 2005, a reduction in selling, general and administrative expenses of $118 for a reserve adjustment for the retirement plan acquired from the Datum acquisition;

•                  For the three months ended June 30, 2005, gain on investment of $389 for sale of investment in Sarantel previously written off as impaired; and

•                  For the three months ended June 30, 2005 a tax benefit of $2,304 from recognition of deferred tax assets related to Puerto Rico operations.

(b)           The above non-GAAP Statements of Operations assume a quarterly effective income tax rate of 21.7% and 16.7% (excluding the Puerto Rico tax benefit) for the three months ended June 30, 2006, and 2005, respectively.

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Notes to Consolidated Statements of Operations (000’s) Twelve Months ended June 30, 2006

(c)            The above non-GAAP Statements of Operations exclude the effects of the following:

•                  For the twelve months ended June 30, 2006, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, HP Communications Synchronization Business and Agilent Technologies’ Frequency and Timing Standards product line, which amounted to $3,622;

•                  For the twelve months ended June 30, 2005, the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax, and HP Communications Synchronization Business, which amounted to $3,899;

•                  For the twelve months ended June 30, 2006, stock based compensation expense of $4,621 after adopting FAS123R;

•                  For the twelve months ended June 30, 2005, stock based compensation expense of $1,915 prior to adopting FAS123R;

•                  For the twelve months ended June 30, 2006, integration and restructuring charges related to the acquisition of Agilent Technologies’ Frequency and Timing Standards product line of  $1,154;

•                  For the twelve months ended June 30, 2006, amortization of other intangibles related to the Datum, TrueTime and Agilent Technologies’ Frequency and Timing Standards product line acquisitions of $435 (from operating expenses);

•                  For the twelve months ended June 30, 2005, amortization of other intangibles related to the Datum, and TrueTime acquisitions of $356 (from operating expenses);

•                  For the twelve months ended June 30, 2005, a reduction in selling, general and administrative expenses of $656 for bad debts due to the collection of old Datum receivables that were fully reserved and $368 due to an adjustment for a reserve for a repayment to a bankrupt customer of a collected receivable;

•                  For the twelve months ended June 30, 2005, a reduction in selling, general and administrative expenses of $118 for a reserve adjustment for the retirement plan acquired from the Datum acquisition;

•                  For the twelve months ended June 30, 2005 a tax benefit of $2,304 from recognition of deferred tax assets related to Puerto Rico operations;

•                  For the twelve months ended June 30, 2005, gain on investment of $389 for sale of investment in Sarantel previously written off as impaired;

•                  For the twelve months ended June 30, 2005, gain from discontinued operations of $162; and

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•                  For the twelve months ended June 30, 2006, a pre-tax charge for the Wireless segment of $6,963 related to impairment of goodwill and $1,198 related to the impairment of purchased technology.

(d)           The above non-GAAP Statements of Operations assume an annual effective income tax rate of 15.5% and 23.9% (excluding the Puerto Rico tax benefit) for the twelve months ended June 30, 2006, and 2005, respectively.

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SYMMETRICOM, INC.
Impact of Non-GAAP Adjustments on Net Income
(In thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2006
	GAAP	Adjustments		Non-GAAP

Net revenue	$50,498	$-		$50,498
Cost of products and services	27,332	(124	) (a)	27,208
Amortization of purchased technology	774	(774	) (b)	-
Integration and restructuring charges	385	(385	) (c)	-
Gross profit	22,007	1,283		23,290
Operating expenses:
Research and development	5,098	(113	) (a)	4,985
Selling, general and administrative	15,210	(728	) (a)	14,482
Amortization of intangibles	118	(118	) (b)	-
Operating income	1,581	2,242		3,823
Interest income	2,184	-		2,184
Interest expense	(1,239)	-		(1,239)
Earnings before income taxes	2,526	2,242		4,768
Income tax provision	548	487	(d)	1,035
Net earnings	$1,978	$1,755		$3,733

Earnings per share - basic:
Net earnings	$0.04			$0.08
Weighted average shares outstanding - basic	45,685			45,685

Earnings per share - diluted:
Net earnings	$0.04			$0.08
Weighted average shares outstanding - diluted	46,458			46,458

(a)             The adjustment represents stock based compensation expense resulting from FAS123R adoption:

Cost of products and services	$124
Research and development	113
Selling, general and administrative	728
Total stock based compensation	$965

(b)            The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies’ Frequency and Timing Standards product line.

(c)             The adjustment represents integration and restructuring charges related primarily to the Agilent Technologies’ Frequency and Timing Standards product line.

(d)            This adjustment is the tax impact of the above adjustments using the fiscal 2006 quarterly effective tax rate of 21.7%.

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SYMMETRICOM, INC.
Impact of Non-GAAP Adjustments on Net Income
(In thousands, except per share amounts)
(unaudited)

	Twelve months ended June 30, 2006
	GAAP	Adjustments		Non-GAAP

Net revenue	$188,211	$-		$188,211
Cost of products and services	100,154	(564	) (a)	99,590
Amortization of purchased technology	3,622	(3,622	) (b)	-
Impairment of purchased technology	1,198	(1,198	) (d)	-
Integration and restructuring charges	1,154	(1,154	) (c)	-
Gross profit	82,083	6,538		88,621
Operating expenses:
Research and development	18,836	(482	) (a)	18,354
Selling, general and administrative	57,288	(3,575	) (a)	53,713
Impairment of goodwill	6,963	(6,963	) (d)	-
Amortization of intangibles	522	(435	) (b)	87
Operating income (loss)	(1,526)	17,993		16,467
Interest income	7,478	-		7,478
Interest expense	(4,983)	-		(4,983)
Earnings before income taxes	969	17,993		18,962
Income tax provision	150	2,789	(e)	2,939
Net earnings	$819	$15,204		$16,023

Earnings per share - basic:
Net earnings	$0.02			$0.35
Weighted average shares outstanding - basic	45,913			45,913

Earnings per share - diluted:
Net earnings	$0.02			$0.34
Weighted average shares outstanding - diluted	46,791			46,791

(a)             The adjustment represents stock based compensation expense resulting from FAS123R adoption:

Cost of products and services	$564
Research and development	482
Selling, general and administrative	3,575
Total stock based compensation	$4,621

(b)            The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax, HP Communications and Synchronization Business, and the Agilent Technologies’ Frequency and Timing Standards product line.

(c)             The adjustment represents integration and restructuring charges related primarily to the Agilent Technologies’ Frequency and Timing Standards product line.

(d)            The adjustment represents charges for the Wireless segment of $6,963 related to impairment for goodwill and $1,198 related to purchased technology write-off.

(e)             This adjustment is the tax impact of the above adjustments using the fiscal 2006 year to date effective tax rate of 15.5%.

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SYMMETRICOM, INC.
Impact of Non-GAAP Adjustments on Net Income
(In thousands, except per share amounts)
(unaudited)

	Three months ended June 30, 2005
	GAAP	Adjustments		Non-GAAP

Net revenue	$45,409	$-		$45,409
Cost of products and services	22,869	(36	) (a)	22,833
Amortization of purchased technology	969	(969	) (b)	-
Gross profit	21,571	1,005		22,576
Operating expenses:
Research and development	4,296	-		4,296
Selling, general and administrative	13,575	(100	) (c)	13,475
Amortization of intangibles	169	(89	) (d)	80
Operating income	3,531	1,194		4,725
Gain on Investment	389	(389	) (e)	-
Interest income	778	-		778
Interest expense	(422)	-		(422)
Earnings before income taxes	4,276	805		5,081
Income tax provision (benefit)	(1,590)	2,438	(f)	848
Net earnings	$5,866	$(1,633)		$4,233

Earnings per share - basic:
Net earnings	$0.13			$0.09
Weighted average shares outstanding - basic	46,143			46,143

Earnings per share - diluted:
Net earnings	$0.12			$0.09
Weighted average shares outstanding - diluted	47,495			47,495

(a)             The adjustment represents the amortization of stock based compensation included in cost of goods.

(b)            The adjustment represents the amortization of purchased technology related to the acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)             The adjustment is net of an expense of ($389) for stock based compensation, offset by an expense reduction of  $171 for bad debts due to the collection of old Datum receivables that were fully reserved and a benefit of $118 for a reserve adjustment for the retirement plan acquired from the Datum acquisition.

(d)            The adjustment represents the amortization of other intangibles related to acquisitions of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)             The adjustment is for $389 for sale of investment in Sarantel previously written off as impaired.

(f)               This adjustment is the tax benefit of $2,304 from recognition of deferred tax assets related to Puerto Rico operations. The balance of $134 is the tax impact of the above adjustments using a quarterly tax rate of 16.7% (excluding the Puerto Rico tax benefit).

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SYMMETRICOM, INC.
Impact of Non-GAAP Adjustments on Net Income
(In thousands, except per share amounts)
(unaudited)

	Twelve months ended June 30, 2005
	GAAP	Adjustments		Non-GAAP

Net revenue	$189,147	$-		$189,147
Cost of products and services	96,720	(91	) (a)	96,629
Amortization of purchased technology	3,899	(3,899	) (b)	-
Gross profit	88,528	3,990		92,518
Operating expenses:
Research and development	16,286	-		16,286
Selling, general and administrative	52,439	(773	) (c)	51,666
Amortization of intangibles	613	(356	) (d)	257
Operating income	19,190	5,119		24,309
Gain on Investment	389	(389	) (e)	-
Interest income	1,533	-		1,533
Interest expense	(814)	-		(814)
Earnings before income taxes	20,298	4,730		25,028
Income tax provision	2,544	3,434	(f)	5,978
Net earnings from continuing operations	17,754	1,296		19,050
Gain from discontinued operations, net of tax	162	(162	) (g)	-
Net earnings	$17,916	$1,134		$19,050

Earnings per share - basic:
Net earnings	$0.39			$0.42
Weighted average shares outstanding - basic	45,532			45,532

Earnings per share - diluted:
Net earnings	$0.38			$0.41
Weighted average shares outstanding - diluted	46,905			46,905

(a)             The adjustment represents the amortization of stock based compensation.

(b)            The adjustment represents the amortization of purchased technology related to acquisitions of Datum, TrueTime, Telmax and the HP Communications and Synchronization Business.

(c)             The adjustment is net of an expense of ($1,915) for stock based compensation, an expense reduction of $656 for bad debts due to the collection of old Datum receivables that were fully reserved, an expense reduction of $368 due to an adjustment for a reserve for a repayment to a bankrupt customer of a collected receivable and $118 benefit for a reserve adjustment for the retirement plan acquired from the Datum acquisition.

(d)            The adjustment represents the amortization of other intangibles related to acquisitions of Datum, TrueTime, Net Monitor and the HP Communications and Synchronization Business.

(e)             The adjustment is for $389 for sale of investment in Sarantel previously written off as impaired.

(f)               This adjustment is the tax benefit of $2,304 from recognition of deferred tax assets related to Puerto Rico operations. The balance of $1,130 is the tax impact of the above adjustments using an annual tax rate of 23.9% (excluding the Puerto Rico tax benefit).

(g)            Eliminate the impact of discontinued operations.

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SYMMETRICOM, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands)
(unaudited)

	June 30,	June 30,
	2006	2005
ASSETS
Current assets:
Cash and cash equivalents	$82,193	$105,635
Short-term investments	106,696	89,514
Accounts receivable, net	33,015	29,049
Inventories, net	30,717	26,698
Prepaids and other current assets	10,240	10,827
Total current assets	262,861	261,723
Property, plant and equipment, net	26,553	23,063
Goodwill, net	45,899	49,248
Other intangible assets, net	8,200	10,272
Deferred taxes and other assets	48,405	47,365
Note receivable from employee	500	500
Total assets	$392,418	$392,171

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$13,359	$12,684
Accrued compensation	10,352	9,062
Accrued warranty	3,547	3,338
Other accrued liabilities	13,074	12,416
Current maturities of long-term obligations	1,286	1,110
Total current liabilities	41,618	38,610
Long-term obligations	125,620	126,967
Deferred income taxes	619	419
Total liabilities	167,857	165,996
Stockholders’ equity:
Common stock	181,696	184,292
Accumulated other comprehensive income	263	100
Retained earnings	42,602	41,783
Total stockholders’ equity	224,561	226,175
Total liabilities and stockholders’ equity	$392,418	$392,171

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